MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16401 -- 7/97




[RECYCLE LOGO]
Printed on post-consumer recycled paper

Merrill Lynch North Carolina Municipal Bond Fund           July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained a slightly constructive posture on interest rates. We believed that the strong economic growth that prevailed in the first quarter of 1997 would slow considerably in the second quarter. Slow growth combined with continued low inflation and a balanced budget accord provided a significant decline in long-term interest rates.

The North Carolina municipal market continued to experience very little activity during the past six months. This was a result of the small amount of new issuance, just over $1.5 billion in municipal bonds, coming to the North Carolina tax-exempt market. This represents a decline in issuance of 21% as compared to the same period in 1996. During the past three months, just under $500 million in bonds was issued in North Carolina, a decline of 42% versus the comparable period a year ago. Additionally, the majority of new issuance in North Carolina had been dominated by current coupons and poor call protection features, which we believe would not have enhanced the Fund's overall structure.

In Conclusion
We have adopted a slightly defensive posture for the second half of 1997. We believe that economic growth will reappear and that there will be an increase in long-term interest rates. Our strategy will be to favor higher-couponed issues over interest rate-sensitive securities that have greater potential for capital appreciation. As new issuance in the North Carolina tax-exempt market remains at low levels, we expect to continue to remain fully invested in the coming months.

We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

September 4, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                                 12 Month       3 Month
                                                        7/31/97        4/30/97       7/31/96     % Change      % Change
Class A Shares*                                         $10.87         $10.41         $10.36      + 4.92%        +4.42%
Class B Shares*                                          10.88          10.42          10.36      + 5.02         +4.41
Class C Shares*                                          10.87          10.41          10.36      + 4.92         +4.42
Class D Shares*                                          10.88          10.42          10.37      + 4.92         +4.41
Class A Shares -- Total Return*                                                                   +10.17(1)      +5.68(2)
Class B Shares -- Total Return*                                                                   + 9.71(3)      +5.54(4)
Class C Shares -- Total Return*                                                                   + 9.50(5)      +5.52(6)
Class D Shares -- Total Return*                                                                   +10.05(7)      +5.65(8)
Class A Shares -- Standardized 30-day Yield               4.33%
Class B Shares -- Standardized 30-day Yield               4.01%
Class C Shares -- Standardized 30-day Yield               3.91%
Class D Shares -- Standardized 30-day Yield               4.24%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.512 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.458 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.448 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.501 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.125 per share ordinary income dividends.



[GRAPHIC LINE CHART OMITTED: Total Return Based on a $10,000 Investment]

Total Return Based on a $10,000 Investment -- Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                9/25/92**         7/97

ML North Carolina Municipal Bond Fund+--
Class A Shares*                                  $9,600         $13,445
ML North Carolina Municipal Bond Fund+--
Class B Shares*                                  $10,000        $13,679
Lehman Brothers Municipal Bond Index++           $10,000        $14,103

Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                               10/21/94**        7/97

ML North Carolina Municipal Bond Fund+--
Class C Shares*                                 $10,000          $12,542
ML North Carolina Municipal Bond Fund+--
Class D Shares*                                 $9,600           $12,221
Lehman Brothers Municipal Bond Index++          $10,000          $13,054


 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML North Carolina Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.


Average Annual Total Return

                                 % Return Without         % Return With
                                  Sales Charge           Sales Charge**

Class A Shares*
Year Ended 6/30/97                  +8.07%                 +3.75%
Inception (9/25/92)
through 6/30/97                     +6.68                  +5.77

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                    % Return               % Return
                                  Without CDSC             With CDSC**

Class B Shares*
Year Ended 6/30/97                   +7.53%                  +3.53%
Inception (9/25/92) through 6/30/97  +6.14                   +6.14

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return               % Return
                                 Without CDSC              With CDSC**

Class C Shares*
Year Ended 6/30/97                   +7.42%                  +6.42%
Inception (10/21/94)
through 6/30/97                      +7.63                   +7.63

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                               % Return Without           % Return With
                                 Sales Charge             Sales Charge**

Class D Shares*
Year Ended 6/30/97                   +7.97%                  +3.65%
Inception (10/21/94) through 6/30/97 +8.18                   +6.55

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                                  Net Asset Value                 Capital Gains
Period Covered               Beginning        Ending               Distributed          Dividends Paid*          % Change**
9/25/92 -- 12/31/92          $10.00           $10.16                   --                   $0.138                + 3.00%
1993                          10.16            10.90                   --                    0.616                +13.62
1994                          10.90             9.63                   --                    0.540                - 6.78
1995                           9.63            10.78                   --                    0.535                +17.88
1996                          10.78            10.51                   --                    0.511                + 2.38
1/1/97-- 7/31/97              10.51            10.87                   --                    0.282                + 6.36
                                                                                      Total $2.622
                                                                          Cumulative total return as of 7/31/97:  +40.04%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.







Performance Summary -- Class B Shares

                                   Net Asset Value                 Capital Gains
Period Covered                Beginning        Ending               Distributed          Dividends Paid*          % Change**
9/25/92 -- 12/31/92          $10.00           $10.16                   --                   $0.124                + 2.86%
1993                          10.16            10.90                   --                    0.562                +13.06
1994                          10.90             9.63                   --                    0.490                - 7.25
1995                           9.63            10.78                   --                    0.483                +17.29
1996                          10.78            10.51                   --                    0.458                + 1.86
1/1/97 -- 7/31/97             10.51            10.88                   --                    0.252                + 6.15
                                                                                      Total $2.369
                                                                          Cumulative total return as of 7/31/97:  +36.79%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.







Performance Summary -- Class C Shares

                                  Net Asset Value                 Capital Gains
Period Covered               Beginning        Ending               Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94         $9.80            $9.63                   --                    $0.094              - 0.76%
1995                          9.63            10.78                   --                     0.473              +17.17
1996                         10.78            10.51                   --                     0.447              + 1.76
1/1/97 -- 7/31/97            10.51            10.87                   --                     0.247              + 5.99
                                                                                      Total $1.261
                                                                        Cumulative total return as of 7/31/97:  +25.42%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares
                                  Net Asset Value                 Capital Gains
Period Covered               Beginning        Ending               Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94         $9.80            $9.63                   --                    $0.103               - 0.66%
1995                          9.63            10.78                   --                     0.525               +17.76
1996                         10.78            10.51                   --                     0.501               + 2.28
1/1/97 -- 7/31/97            10.51            10.88                    --                    0.276               + 6.40
                                                                                      Total $1.405
                                                                         Cumulative total return as of 7/31/97:  +27.31%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT Alternative Minimum Tax (subject to)
COP Certificates of Participation
GO  General Obligation Bonds
HFA Housing Finance Agency
S/F Single-Family
UT  Unlimited Tax


Merrill Lynch North Carolina Municipal Bond Fund                                                              July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
S&P         Moody's     Face                                                                                       Value
Ratings     Ratings     Amount                                 Issue                                             (Note 1a)

North Carolina -- 88.8%
AA          Aa3         $2,250    Charlotte-Mecklenberg Hospital Authority, North Carolina, Health
                                  Care System Revenue Bonds, Series A, 5.875% due 1/15/2026                      $2,355
AAA         Aaa          2,000    Charlotte, North Carolina, Water and Sewer, GO, UT, 5.60% due 5/01/2021         2,088
A           A2             500    Chatham County, North Carolina, Industrial Facilities and Pollution
                                  Control Financing Authority Revenue Bonds (Carolina Power and Light
                                  Company), 6.30% due 6/15/2014                                                     535
AAA         Aaa          1,000    Cumberland County, North Carolina, COP (Civic Center Project), Series A,
                                  6.40% due 12/01/2024 (b)                                                        1,107
NR*         Baa1         1,500    Haywood County, North Carolina, Industrial Facilities and Pollution
                                  Control Financing Authority, Environmental Improvement Revenue Bonds
                                  (Champion International Corporation Project), AMT, 6.25% due 9/01/2025          1,580
A           A2           3,500    Martin County, North Carolina, Industrial Facilities and Pollution Control
                                  Financing Authority Revenue Bonds (Solid Waste Disposal - Weyerhaeuser
                                  Company), AMT, 6.80% due 5/01/2024                                              3,872
AAA         Aaa          2,000    North Carolina Eastern Municipal Power Agency, Power System Revenue
                                  Refunding Bonds, Series B, 5.875% due 1/01/2021 (c)                             2,119
                                  North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA+         Aa1          2,000    (Duke University Project), Series C, 6.75% due 10/01/2021                       2,202
AAA         NR*            900    Refunding (Elon College Project), 6.375% due 1/01/2007 (d)                        979
                                  North Carolina HFA, Revenue Bonds:
AA          Aa           2,720    AMT, Series V, 6.80% due 9/01/2025                                              2,878
AA          Aa             660    Series U, 6.70% due 3/01/2018                                                     702
                                  North Carolina HFA, S/F Revenue Bonds:
AA          Aa2          1,755    AMT, Series X, 6.70% due 9/01/2026                                              1,863
AA          Aa2          1,940    Series W, 6.50% due 3/01/2018                                                   2,052
                                  North Carolina Medical Care Commission, Hospital Revenue Bonds:
AAA         Aaa          2,000    (Moore Regional Hospital Project), 5% due 10/01/2018 (b)                        1,929
NR*         Aaa          2,000    (Presbyterian Hospital Project), 7.375% due 10/01/2000 (e)                      2,234
AAA         Aaa            750    Refunding (Alamance Health Services Inc. Project), Series A, 6.375% due
                                  8/15/2020 (a)                                                                     824
A+          A1           2,000    (Rex Hospital Project), 6.25% due 6/01/2017                                     2,142
NR*         A            2,375    North Carolina State Educational Assistance Authority Revenue Bonds
                                  (Guaranteed Student Loan), AMT, Series C, Sub-lien, 6.35% due 7/01/2016         2,509
AAA         Aaa          2,000    North Carolina State, GO, Series A, 5.10% due 3/01/2003                         2,096
AAA         Aaa          4,000    Pasquotank County, North Carolina, COP (Public Schools Project), 5% due
                                  6/01/2015 (c)                                                                   3,953
AA+         Aa           5,115    Raleigh, North Carolina, Combined Enterprise System Revenue Bonds,
                                  5.125% due 3/01/2022                                                            5,121
A-          A              700    Shelby, North Carolina, Combined Producing Facilities System Revenue Bonds
                                  (Capital Improvement), 6.625% due 6/01/2002 (e)                                   790
AA          Aa3            800    University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board
                                  of Governors), 6.375% due 2/15/2017                                               854
AA+         Aa2          1,000    University of North Carolina, Chapel Hill, Revenue Refunding Bonds
                                  (Parking System), Series B, 5.10% due 5/15/2009                                 1,033

Puerto Rico -- 8.2%
BBB+        Baa1         1,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                  Series U, 6% due 7/01/2014                                                      1,062
AA          Aa3          2,000    Puerto Rico Industrial, Medical and Environmental Pollution Control
                                  Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                                  Series A, 6.75% due 1/01/2014                                                   2,211
A           Baa1         1,150    Puerto Rico Public Buildings Authority, Guaranteed Government Facilities
                                  Revenue Bonds, Series B, 5.25% due 7/01/2021                                    1,133

Total Investments (Cost -- $48,829) -- 97.0%                                                                     52,223

Other Assets Less Liabilities -- 3.0%                                                                             1,640
                                                                                                              ---------
Net Assets -- 100.0%                                                                                            $53,863
                                                                                                              =========
(a) FSA Insured.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) Connie Lee Insured.
(e) Prerefunded.
  * Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:               Investments, at value (identified cost -- $48,828,526) (Note 1a)                           $52,222,936
                      Receivables:
                      Securities sold                                                              $999,617
                      Interest                                                                      789,293
                      Beneficial interest sold                                                      219,965        2,008,875
                                                                                                  ---------
                      Deferred organization expenses (Note 1e)                                                         1,550
                      Prepaid registration fees and other assets (Note 1e)                                             1,453
                                                                                                               -------------
                      Total assets                                                                                54,234,814
                                                                                                               -------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                  169,308
                      Dividends to shareholders (Note 1f)                                            62,048
                      Investment adviser (Note 2)                                                    24,814
                      Distributor (Note 2)                                                           18,418          274,588
                                                                                                  ---------
                      Accrued expenses and other liabilities                                                          97,566
                                                                                                               -------------
                      Total liabilities                                                                              372,154
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $53,862,660
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                              $78,554
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              378,219
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               18,867
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               19,599
                      Paid-in capital in excess of par                                                            50,885,056
                      Accumulated realized capital losses on investments -- net (Note 5)                            (912,045)
                      Unrealized appreciation on investments -- net                                                3,394,410
                                                                                                               -------------
                      Net assets                                                                                 $53,862,660
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $8,542,506 and 785,535 shares of
                      beneficial interest outstanding                                                                 $10.87
                                                                                                               =============
                      Class B -- Based on net assets of $41,136,651 and 3,782,186 shares of
                      beneficial interest outstanding                                                                 $10.88
                                                                                                               =============
                      Class C -- Based on net assets of $2,051,569 and 188,665 shares of
                      beneficial interest outstanding                                                                 $10.87
                                                                                                               =============
                      Class D -- Based on net assets of $2,131,934 and 195,987 shares of
                      beneficial interest outstanding                                                                 $10.88
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                           For the Year Ended
                                                                                                                July 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $3,141,784
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                       $303,480
                       Account maintenance and distribution fees -- Class B (Note 2)            217,371
                       Professional fees                                                         56,468
                       Accounting services (Note 2)                                              53,073
                       Transfer agent fees -- Class B (Note 2)                                   24,461
                       Printing and shareholder reports                                          20,297
                       Account maintenance and distribution fees -- Class C (Note 2)             10,871
                       Amortization of organization expenses (Note 1e)                           10,285
                       Pricing fees                                                               5,370
                       Custodian fees                                                             4,173
                       Transfer agent fees -- Class A (Note 2)                                    3,611
                       Trustees fees and expenses                                                 2,823
                       Registration fees (Note 1e)                                                2,718
                       Account maintenance fees -- Class D (Note 2)                               2,044
                       Transfer agent fees -- Class C (Note 2)                                    1,008
                       Transfer agent fees -- Class D (Note 2)                                      941
                                                                                            -----------
                       Total expenses before reimbursement                                      718,994
                       Reimbursement of expenses (Note 2)                                       (43,196)
                                                                                            -----------
                       Total expenses after reimbursement                                                             675,798
                                                                                                                  -----------
                       Investment income -- net                                                                     2,465,986
                                                                                                                  -----------
Realized &             Realized gain on investments -- net                                                          1,451,500
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                      1,158,014
Investments -- Net                                                                                                -----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                        $5,075,500
                                                                                                                  ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                     For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                    1997               1996

Operations:            Investment income -- net                                                       $2,465,986     $2,759,757
                       Realized gain (loss) on investments -- net                                      1,451,500       (418,368)
                       Change in unrealized appreciation on investments -- net                         1,158,014        883,090
                                                                                                    ------------   ------------
                       Net increase in net assets resulting from operations                            5,075,500      3,224,479
                                                                                                    ------------   ------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                          (383,781)      (425,644)
(Note 1f):             Class B                                                                        (1,906,705)    (2,197,971)
                       Class C                                                                           (77,565)       (58,322)
                       Class D                                                                           (97,935)       (77,820)
                                                                                                    ------------   ------------
                       Net decrease in net assets resulting from dividends to shareholders            (2,465,986)    (2,759,757)
                                                                                                    ------------   ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions       (7,677,756)    (2,857,107)
Transactions                                                                                        ------------   ------------
(Note 4):

Net Assets:            Total decrease in net assets                                                   (5,068,242)    (2,392,385)
                       Beginning of year                                                              58,930,902     61,323,287
                                                                                                    ------------   ------------
                       End of year                                                                   $53,862,660    $58,930,902
                                                                                                    ============   ============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                      Class A
The following per share data and ratios have been derived                                                           For the
from information provided in the financial statements.                                                              Period
                                                                                                                    Sept. 25,
                                                                                                                    1992+ to
                                                                           For the Year Ended July 31,              July 31,
Increase (Decrease) in Net Asset Value:                             1997        1996        1995        1994         1993

Per Share           Net asset value, beginning of period          $10.36      $10.29      $10.19      $10.67        $10.00
Operating                                                        -------     -------     -------     -------       -------
Performance:        Investment income -- net                         .51         .51         .54         .54           .46
                    Realized and unrealized gain (loss) on       -------     -------     -------     -------       -------
                    investments -- net                               .51         .07         .10        (.42)          .67
                    Total from investment operations                1.02         .58         .64         .12          1.13
                                                                 -------     -------     -------     -------       -------
                    Less dividends and distributions:
                    Investment income -- net                        (.51)       (.51)       (.54)       (.54)         (.46)
                    In excess of realized gain on
                    investments -- net                                --          --          --        (.06)           --
                                                                 -------     -------     -------     -------       -------
                    Total dividends and distributions               (.51)       (.51)       (.54)       (.60)         (.46)
                                                                 -------     -------     -------     -------       -------
                    Net asset value, end of period                $10.87      $10.36      $10.29      $10.19        $10.67
                                                                 =======     =======     =======     =======       =======
Total Investment    Based on net asset value per share             10.17%       5.76%       6.60%       1.11%        11.52%++++
Return:**                                                        =======     =======     =======     =======       =======

Ratios to Average   Expenses, net of reimbursement                   .80%        .75%        .71%        .50%          .20%*
Net Assets:                                                      =======     =======     =======     =======       =======
                    Expenses                                         .88%        .90%        .93%        .96%         1.15%*
                                                                 =======     =======     =======     =======       =======
                    Investment income -- net                        4.89%       4.92%       5.43%       5.14%         5.26%*
                                                                 =======     =======     =======     =======       =======
Supplemental        Net assets, end of period (in thousands)      $8,542      $8,043      $9,256     $11,071        $9,311
Data:                                                            =======     =======     =======     =======       =======
                    Portfolio turnover                             94.59%      90.22%      52.33%      74.35%        27.98%
                                                                 =======     =======     =======     =======       =======
                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.



                                                                                      Class B
                                                                                                                 For the
                                                                                                                 Period
                                                                                                                 Sept. 25,
The following per share data and ratios have been derived                                                        1992+ to
from information provided in the financial statements.                     For the Year Ended July 31,           July 31,
Increase (Decrease) in Net Asset Value:                             1997        1996        1995        1994      1993

Per Share           Net asset value, beginning of period          $10.36      $10.29      $10.19      $10.67       $10.00
Operating                                                      ---------   ---------   ---------   ---------    ---------
Performance:        Investment income -- net                         .46         .46         .49         .49          .41
                    Realized and unrealized gain (loss) on
                    investments -- net                               .52         .07         .10        (.42)         .67
                                                               ---------   ---------   ---------   ---------    ---------
                    Total from investment operations                 .98         .53         .59         .07         1.08
                                                               ---------   ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                    Investment income -- net                        (.46)       (.46)       (.49)       (.49)        (.41)
                    In excess of realized gain on
                    investments -- net                                --          --          --        (.06)          --
                                                               ---------   ---------   ---------   ---------    ---------
                    Total dividends and distributions               (.46)       (.46)       (.49)       (.55)        (.41)
                                                               ---------   ---------   ---------   ---------    ---------
                    Net asset value, end of period                $10.88      $10.36      $10.29      $10.19       $10.67
                                                               =========   =========   =========   =========    =========

Total Investment    Based on net asset value per share              9.71%       5.21%       6.06%        .60%       11.06%++++
Return:**                                                      =========   =========   =========   =========    =========

Ratios to Average   Expenses, net of reimbursement                  1.31%       1.26%       1.22%       1.01%         .70%*
Net Assets:                                                    =========   =========   =========   =========    =========
                    Expenses                                        1.39%       1.41%       1.44%       1.46%        1.67%*
                                                               =========   =========   =========   =========    =========
                    Investment income -- net                        4.39%       4.41%       4.91%       4.64%        4.77%*
                                                               =========   =========   =========   =========    =========

Supplemental        Net assets, end of period (in thousands)     $41,137     $47,236     $49,978     $50,664      $39,970
Data:                                                          =========   =========   =========   =========    =========
                    Portfolio turnover                             94.59%      90.22%      52.33%      74.35%       27.98%
                                                               =========   =========   =========   =========    =========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




                                                                       Class C                    Class D
The following per share data and ratios have been derived                          For the                          For the
from information provided in the financial statements.            For the          Period           For the         Period
                                                                   Year            Oct 21,          Year            Oct. 21,
                                                                  Ended            1994+ to         Ended           1994+ to
                                                                 July 31,          July 31,        July 31,         July 31,
Increase (Decrease) in Net Asset Value:                    1997           1996      1995       1997         1996       1995

Per Share           Net asset value, beginning of
Operating           period                               $10.36         $10.28     $9.80      $10.37       $10.29      $9.80
Performance:                                           --------       --------  --------    --------     --------   --------
                    Investment income -- net                .45            .45       .37         .50          .50        .41
                    Realized and unrealized gain on
                    investments -- net                      .51            .08       .48         .51          .08        .49
                                                       --------       --------  --------    --------     --------   --------
                    Total from investment operations        .96            .53       .85        1.01          .58        .90
                                                       --------       --------  --------    --------     --------   --------
                    Less dividends from investment
                    income -- net                          (.45)          (.45)     (.37)       (.50)        (.50)      (.41)
                                                       --------       --------  --------    --------     --------   --------
                    Net asset value, end of period       $10.87         $10.36    $10.28      $10.88       $10.37     $10.29
                                                       ========       ========  ========    ========     ========   ========

Total Investment    Based on net asset value per share     9.50%          5.20%     8.87%++    10.05%        5.75%      9.39%++++
Return:**                                              ========       ========  ========    ========     ========   ========

Ratios to Average   Expenses, net of reimbursement         1.41%          1.37%     1.37%*       .90%         .85%       .85%*
Net Assets:                                            ========       ========  ========    ========     ========   ========
                    Expenses                               1.49%          1.51%     1.57%*       .98%        1.00%      1.05%*
                                                       ========       ========  ========    ========     ========   ========
                    Investment income -- net               4.28%          4.29%     4.67%*      4.79%        4.81%      5.28%*
                                                       ========       ========  ========    ========     ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                       $2,052         $1,772      $713      $2,132       $1,880     $1,377
                                                       ========       ========  ========    ========     ========   ========
                    Portfolio turnover                    94.59%         90.22%    52.33%      94.59%       90.22%     52.33%
                                                       ========       ========  ========    ========     ========   ========
                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch North Carolina Municipal Bond Fund         July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $303,480, of which $43,196 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account                  Distribution
                              Maintenance Fee                  Fee

Class B                            0.25%                       0.25%
Class C                            0.25%                       0.35%
Class D                            0.10%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD                        MLPF&S

Class A                            $619                        $5,275
Class D                            $338                        $3,798

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $99,867 and $303 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $49,575,173 and $51,542,225, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                Realized              Unrealized
                                 Gains                  Gains

Long-term investments         $1,451,500              $3,394,410
                             -----------             -----------
Total                         $1,451,500              $3,394,410
                             ===========             ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,394,410, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $48,828,526.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $7,677,756 and $2,857,107 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                               Dollar
Ended July 31, 1997                Shares                 Amount

Shares sold                       270,339             $2,840,283
Shares issued to shareholders
in reinvestment of dividends       19,995                209,655
                              -----------            -----------
Total issued                      290,334              3,049,938
Shares redeemed                  (280,995)            (2,952,777)
                              -----------            -----------
Net increase                        9,339                $97,161
                              ===========            ===========

Class A Shares for the Year                               Dollar
Ended July 31, 1996                Shares                 Amount

Shares sold                        58,755               $612,296
Shares issued to shareholders
in reinvestment of dividends       21,168                221,122
                              -----------            -----------
Total issued                       79,923                833,418
Shares redeemed                  (203,627)            (2,141,307)
                              -----------            -----------
Net decrease                     (123,704)           $(1,307,889)
                              ===========            ===========

Class B Shares for the Year                               Dollar
Ended July 31, 1997                Shares                 Amount

Shares sold                       433,279             $4,563,112
Shares issued to shareholders
in reinvestment of dividends       93,482                979,826
                              -----------            -----------
Total issued                      526,761              5,542,938
Automatic conversion
of shares                         (19,775)              (208,529)
Shares redeemed                (1,282,597)           (13,453,017)
                              -----------            -----------
Net decrease                     (775,611)           $(8,118,608)
                              ===========            ===========

Class B Shares for the Year                               Dollar
Ended July 31, 1996                Shares                 Amount

Shares sold                       538,507             $5,640,207
Shares issued to shareholders
in reinvestment of dividends      104,530              1,092,438
                              -----------            -----------
Total issued                      643,037              6,732,645
Automatic conversion
of shares                         (26,183)              (268,153)
Shares redeemed                  (917,172)            (9,576,731)
                              -----------            -----------
Net decrease                     (300,318)           $(3,112,239)
                              ===========            ===========

Class C Shares for the Year                               Dollar
Ended July 31, 1997                Shares                 Amount

Shares sold                        55,606               $588,031
Shares issued to shareholders
in reinvestment of dividends        2,481                 26,004
                              -----------            -----------
Total issued                       58,087                614,035
Shares redeemed                   (40,463)              (423,014)
                              -----------            -----------
Net increase                       17,624               $191,021
                              ===========            ===========

Class C Shares for the Year                               Dollar
Ended July 31, 1996                Shares                 Amount

Shares sold                       119,097             $1,249,580
Shares issued to shareholders
in reinvestment of dividends        1,766                 18,424
                              -----------            -----------
Total issued                      120,863              1,268,004
Shares redeemed                   (19,138)              (201,506)
                              -----------            -----------
Net increase                      101,725             $1,066,498
                              ===========            ===========

Class D Shares for the Year                               Dollar
Ended July 31, 1997                Shares                 Amount

Shares sold                        16,824               $178,245
Automatic conversion
of shares                          19,775                208,529
Shares issued to shareholders
in reinvestment of dividends        4,050                 42,482
                              -----------            -----------
Total issued                       40,649                429,256
Shares redeemed                   (26,015)              (276,586)
                              -----------            -----------
Net increase                       14,634               $152,670
                              ===========            ===========

Class D Shares for the Year                               Dollar
Ended July 31, 1996                Shares                 Amount

Shares sold                        41,562               $439,067
Automatic conversion
of shares                          26,183                268,153
Shares issued to shareholders
in reinvestment of dividends        2,314                 24,132
                              -----------            -----------
Total issued                       70,059                731,352
Shares redeemed                   (22,465)              (234,829)
                              -----------            -----------
Net increase                       47,594               $496,523
                              ===========            ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $592,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch North Carolina Municipal
Bond Fund of Merrill Lynch Multi-State
Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period September 25, 1992 (commencement of operations) to July 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch North Carolina Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863